UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 23, 2014
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.

On October 23, 2014, Mr. John M. Brawley notified Miller Energy Resources, Inc. (the “Company”) that, effective as of November 14, 2014, he shall resign as Chief Financial Officer of the Company. Mr. Brawley, who has served as our Chief Financial Officer since February 2014, cited his having received an offer from another energy company as his reason for leaving. There was no disagreement between the Company and Mr. Brawley that caused his resignation.

On October 28, 2014, the Board of Directors of the Company appointed Mr. Jeffrey R. McInturff, 41, as the Company’s Chief Accounting Officer and approved his becoming our Interim Chief Financial Officer immediately upon Mr. Brawley’s departure from the Company. Mr. McInturff previously served as the Company’s Vice President and Director of Financial Reporting beginning in February 2014. Prior to joining the Company, Mr. McInturff was the Director of Financial Reporting of Dura-Line Holdings Corporation, a global manufacturer of conduit and pipe from 2012 until 2014, and Director of Financial Reporting of Xinergy Ltd., a U.S. Central Appalachian producer of high quality thermal and premium metallurgical coal from 2011 until 2012.  From 2010 to 2011, Mr. McInturff was Manager of External Reporting for SunCoke Energy, Inc., and served as Manager of SEC Reporting for King Pharmaceuticals, Inc. from 2006 until 2010.

Mr. McInturff received a B.A. in Economics from the University of Tennessee and an M.S. in Accountancy from the College of Charleston.

Item 7.01.    Regulation FD Disclosure.

On October 29, 2014, the Company issued a press release relating to, among other things, the changes in management as noted in Item 5.02 above. Attached as Exhibit 99.1 is the related press release.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release dated October 29, 2014 announcing changes in management, operations updates, strategic process updates and financial position updates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2014	Miller Energy Resources, Inc.
By: /s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer